Exhibit 4.2

GENERAL MOTORS COMPANY

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of September 10, 2018

to

INDENTURE

Dated as of September 27, 2013

Floating Rate Senior Notes due 2021

5.000% Senior Notes due 2028

5.950% Senior Notes due 2049

i

EXHIBIT A-1	—	Form of Floating Rate Notes	A-1-1
EXHIBIT A-2	—	Form of 2028 Notes	A-2-1
EXHIBIT A-3	—	Form of 2049 Notes	A-3-1

ii

FIFTH SUPPLEMENTAL INDENTURE, dated as of September 10, 2018 (this “Supplemental Indenture”), between General Motors Company, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), having its principal office at 300 Renaissance Center, Detroit, Michigan 48265-3000, and The Bank of New York Mellon, a New York banking corporation, as trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has executed and delivered the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”), to the Trustee, to provide for the issuance of the Company’s debt securities (the “Securities”), to be issued in one or more series;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of three new series of its Securities under the Base Indenture to be known as its “Floating Rate Senior Notes due 2021” (the “Floating Rate Notes”), “5.000% Senior Notes due 2028” (the “2028 Notes”) and “5.950% Senior Notes due 2049” (the “2049 Notes”) (the “2049 Notes,” and, together with the Floating Rate Notes and the 2028 Notes, the “Notes”), respectively, the form and substance and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, the Board of Directors of the Company by duly adopted resolutions has authorized, among other things, the issuance of the Notes and the execution and delivery of this Supplemental Indenture;

WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 901 of the Base Indenture;

WHEREAS, the Company hereby requests that the Trustee join with the Company in the execution and delivery of this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed and delivered by the Company and authenticated by the Trustee, the valid obligations of the Company, have been performed.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, the Company covenants and agrees with the Trustee, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definition of Terms. Unless the context otherwise requires:

(a) the terms defined in this Supplemental Indenture (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires) for all purposes of this Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this Supplemental Indenture. All other terms used in this Supplemental Indenture that are defined in the Base Indenture, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Base Indenture, as in force at the date of this Supplemental Indenture as originally executed; provided that any term that is defined in both the Base Indenture and this Supplemental Indenture shall have the meaning assigned to such term in this Supplemental Indenture;

(b) the singular includes the plural, and vice versa; and

(c) headings are for convenience of reference only and do not affect interpretation.

(d) The following definition shall be applicable in respect of all Notes for purposes of this Supplemental Indenture:

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday (i) that is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close in the City of New York or the city in which the corporate trust office of the Trustee is located and (ii) that, in the case of (and solely in the case of) the Floating Rate Notes, is also a London Business Day (as defined below).

(e) The following definitions shall be applicable solely in respect of the Floating Rate Notes for purposes of this Supplemental Indenture:

“Calculation Agent” means The Bank of New York Mellon, or any successor appointed from time to time by the Company to act as calculation agent.

“Interest Determination Date” means the second London Business Day immediately preceding September 10, 2018, in the case of the Initial Interest Period, or thereafter the second London Business Day immediately preceding the applicable Interest Reset Date.

“Initial Interest Reset Period” (or “Initial Interest Period”) means the period from and including September 10, 2018 to but excluding the first Interest Reset Date.

“Interest Reset Date” refers to each day on which the interest rate on the Floating Rate Notes will be reset, which will be quarterly on March 10, June 10, September 10 and December 10, commencing on December 10, 2018; provided that if any Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Reset Date shall be the immediately preceding Business Day.

“Interest Reset Period” (or “Interest Period”) means the period from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date; provided that the final Interest Reset Period for the Floating Rate Notes shall be the period from and including the Interest Reset Date immediately preceding the maturity date of the Floating Rate Notes to but excluding the maturity date.

“London Business Day” means a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

“Three-Month LIBOR” means, for any Interest Period, the rate determined by the Calculation Agent on the applicable Interest Determination Date in accordance with the following provisions:

(i) Three-Month LIBOR will be the rate (expressed as a percentage per annum) for deposits in U.S. dollars having a three-month maturity which appears on the Bloomberg BBAM (as defined below) page at approximately 11:00 a.m., London time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the Bloomberg BBAM page as of 11:00 a.m., London time, or if the Bloomberg BBAM page is not available on such date, the Calculation Agent will obtain such rate from Reuters LIBOR 01 (as defined below). “Bloomberg BBAM” means the display designated on page BBAM on Bloomberg L.P. (or such other page as may replace such page on that service or any successor service for the purpose of displaying LIBOR for U.S. dollar deposits administered by ICE Benchmark Administration Limited (or any other person assuming the responsibility for the administration of those rates)). “Reuters LIBOR 01” means the display designated on page LIBOR 01 on Reuters 3000 Xtra (or such other page as may replace the LIBOR 01 page on that service or any successor service for the purpose of displaying LIBOR for U.S. dollar deposits of major banks). If no such rate appears on either Reuters LIBOR 01 or Bloomberg BBAM, or if both Reuters LIBOR 01 and Bloomberg BBAM are not available on such date, Three-Month LIBOR for such Interest Determination Date will be determined in accordance with the provisions of paragraphs (ii) and (iii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters LIBOR 01 or Bloomberg BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, as specified in paragraph (i) above, unless paragraph (iii) below applies, the Company shall request the principal London offices of each of four major reference banks in the London interbank market selected by the Company to provide the Calculation Agent with a quotation of the rate (expressed as a percentage per annum) at which deposits of U.S. dollars having a three-month maturity, commencing on the second London Business Day immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, Three-Month LIBOR for such Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, Three-Month LIBOR for such Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks selected by the Company for loans in U.S. dollars to leading European banks having a three-month maturity commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in U.S. dollars in such market at such time; provided, however, that if fewer than three major banks selected as aforesaid by the Company are quoting such rates as mentioned in this sentence, Three-Month LIBOR for such Interest Determination Date will be the same as the Three-Month LIBOR in effect for the immediately preceding Interest Period (or, if there was no preceding Interest Period, the Three-Month LIBOR will be the same as the Three-Month LIBOR in effect for the Initial Interest Period).

(iii) Notwithstanding paragraph (ii) above, if the Company determines that Three-Month LIBOR has been permanently discontinued, or the reference to Three-Month LIBOR becomes illegal, or most other debt obligations similar to the Floating Rate Notes have converted away from Three-Month LIBOR to a new reference rate, the Calculation Agent will use, as directed by the Company, as a substitute for Three-Month LIBOR and for each future Interest Determination Date, the alternative reference rate (the “Alternative Rate”) selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice. As part of such substitution, the Calculation Agent will, as directed by the Company, make such adjustments (“Adjustments”) to the Alternative Rate and the spread thereon to account for the basis between Three-Month LIBOR and the Alternative Rate, as well as the business day convention, Interest Determination Dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Floating Rate Notes. If the Company determines that there is no clear market consensus as to whether any rate has replaced Three-Month LIBOR in customary market usage, (a) the Calculation Agent shall have the right to resign as calculation agent in respect of the Floating Rate Notes and (b) the Company will appoint, in its sole discretion, a new Calculation Agent to replace the resigning Calculation Agent, solely in its role as calculation agent in respect of the Floating Rate Notes, to determine the Alternative Rate and make any Adjustments thereto or to the spread thereon, and the determinations of such new Calculation Agent will be binding on the Company, the Calculation Agent, the Trustee and the Holders of the Floating Rate Notes; provided, however, that if the Company determines there is no clear market consensus as to whether any rate has replaced Three-Month LIBOR in customary market usage, the Company may appoint in its sole discretion an independent financial advisor (the “IFA”) to determine an appropriate Alternative Rate, and any Adjustments, and the determinations of the IFA will be binding on the Company, the Trustee, the Calculation Agent, if any, and the Holders of the Floating Rate Notes. If, however, the existing Calculation Agent or any subsequent Calculation Agent determines that Three-Month LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, Three-Month LIBOR for such Interest Determination Date will be the same as the Three-Month LIBOR in effect for the immediately preceding Interest Period (or, if there was no preceding Interest Period, Three-Month LIBOR will be the same as the Three-Month LIBOR in effect for the Initial Interest Period).

All percentages resulting from any of the above calculations will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 1.986865% (or 0.01986865) being rounded to 1.98687% (or 0.0198687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards). Notwithstanding the foregoing, the interest rate on the Floating Rate Notes will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Section 1.02. Relationship with Base Indenture. The terms and provisions contained in the Base Indenture will constitute, and are hereby expressly made, a part of this Supplemental Indenture. However, to the extent any provision of the Base Indenture conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture will govern and be controlling (including for all purposes of Section 113 of the Base Indenture in respect of the Notes).

ARTICLE 2

TERMS AND CONDITIONS OF NOTES

Section 2.01. Designation and Principal Amount.

(a) There is hereby authorized and established a series of Securities under the Base Indenture, designated as the “Floating Rate Senior Notes due 2021,” which is initially limited in aggregate principal amount to $450,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Floating Rate Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(b) There is hereby authorized and established a series of Securities under the Base Indenture, designated as the “5.000% Senior Notes due 2028,” which is initially limited in aggregate principal amount to $750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2028 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

(c) There is hereby authorized and established a series of Securities under the Base Indenture, designated as the “5.950% Senior Notes due 2049,” which is initially limited in aggregate principal amount to $900,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other 2049 Notes pursuant to Section 304, 305, 306, 311, 906 or 1106 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered).

Section 2.02. Maturity.

(a) The Stated Maturity of principal of the Floating Rate Notes shall be September 10, 2021.

(b) The Stated Maturity of principal of the 2028 Notes shall be October 1, 2028.

(c) The Stated Maturity of principal of the 2049 Notes shall be April 1, 2049.

Section 2.03. Further Issues. The Company may at any time and from time to time, without the consent of the Holders of the Floating Rate Notes, 2028 Notes or 2049 Notes, increase the principal amount of the Floating Rate Notes, 2028 Notes or 2049 Notes that may be issued under the Indenture and issue additional Floating Rate Notes, 2028 Notes or 2049 Notes; provided that if the additional Floating Rate Notes, 2028 Notes or 2049 Notes are not fungible with the then-outstanding Floating Rate Notes, 2028 Notes or 2049 Notes for U.S. federal income tax purposes, respectively, the additional Floating Rate Notes, 2028 Notes or 2049 Notes shall have separate CUSIP numbers. Any such additional Floating Rate Notes, 2028 Notes or 2049 Notes shall have the same ranking, interest rate, maturity date and other terms as the Floating Rate Notes, 2028 Notes or 2049 Notes, respectively, but may be offered at a different offering price or have a different issue date, initial interest accrual date or initial interest payment date than such Floating Rate Notes, 2028 Notes or 2049 Notes, respectively (and, in the case of any such additional Floating Rate Notes, may have a different initial Interest Reset Date, Initial Interest Reset Period or initial Interest Determination Date than such Floating Rate Notes). Any such additional Floating Rate Notes, 2028 Notes or 2049 Notes, together with the Floating Rate Notes, 2028 Notes or 2049 Notes herein provided for, shall each respectively constitute a single series of Securities under the Base Indenture.

Section 2.04. Payment. Principal of and interest on the Notes shall be payable in U.S. dollars in immediately available funds at the office or agency of the Company maintained for such purpose, which shall initially be at the Corporate Trust Office of the Trustee; provided, however, in the case of certificated Notes that payment of interest may be made at the option of the Company through the Paying Agent by check mailed to the Holder at such address as shall appear in the Security Register at the close of business on the Regular Record Date for such Holder or by wire transfer to an account appropriately designated by the Holder to the Company and the Trustee; and provided, further, that the Company through the Paying Agent shall pay principal of and interest on the Notes in the form of Global Securities registered in the name of or held by The Depository Trust Company (“DTC”) or its nominee or such other Depositary as may from time to time be designated pursuant to the terms of the Indenture, or its respective nominee, by wire transfer in immediately available funds to such Depositary or its nominee, as the case may be, as the registered holder of such Notes in the form of Global Securities.

Section 2.05. Interest.

(a) The Floating Rate Notes shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) from September 10, 2018 at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-Month LIBOR, as determined as of the applicable Interest Determination Date for the Initial Interest Period and for each subsequent Interest Period, plus 0.900%, as calculated by the Calculation Agent, payable quarterly in arrears. Interest payable on each Interest Payment Date shall include interest accrued from September 10, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are March 10, June 10, September 10 and December 10, commencing on December 10, 2018, but if any Interest Payment Date (other than the maturity date of the Floating Rate Notes) is not a Business Day, such Interest Payment Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the maturity date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the maturity date of the Floating Rate Notes. The Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the date (whether or not a Business Day) that is fifteen (15) calendar days prior to the relevant Interest Payment Date.

(b) The 2028 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 10, 2018 at the rate of 5.000% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from September 10, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 1 and October 1, commencing on April 1, 2019; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

(c) The 2049 Notes shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from September 10, 2018 at the rate of 5.950% per annum, payable semi-annually in arrears. Interest payable on each Interest Payment Date shall include interest accrued from September 10, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for. The Interest Payment Dates on which such interest shall be payable are April 1 and October 1, commencing on April 1, 2019; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.

Section 2.06. Authorized Denominations. Each of the Floating Rate Notes, 2028 Notes and 2049 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.07. Redemption and Sinking Fund.

(a) The Floating Rate Notes shall not be redeemable at the option of the Company. The Floating Rate Notes shall not be redeemable at the option of the Holders. The Floating Rate Notes shall not be entitled to the benefit of any sinking fund.

(b) The 2028 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2028 Notes. The 2028 Notes shall not be redeemable at the option of the Holders. The 2028 Notes shall not be entitled to the benefit of any sinking fund.

(c) The 2049 Notes shall not be redeemable at the option of the Company except as set forth in Section 2 of the 2049 Notes. The 2049 Notes shall not be redeemable at the option of the Holders. The 2049 Notes shall not be entitled to the benefit of any sinking fund.

Section 2.08. Ranking. Each of the Floating Rate Notes, 2028 Notes and 2049 Notes shall be senior unsecured debt securities of the Company, ranking equally with the Company’s other unsecured and unsubordinated indebtedness.

Section 2.09. Appointments. The Trustee shall be the initial Security Registrar and initial Paying Agent for each of the Floating Rate Notes, 2028 Notes and 2049 Notes. The Trustee shall be the initial Calculation Agent for the Floating Rate Notes.

Section 2.10. Waiver of Certain Covenants. Without in any way limiting the applicability of Section 1006 of the Base Indenture with respect to the Notes, the Company may, with respect to the Floating Rate Notes, 2028 Notes or 2049 Notes, also omit in a particular instance to comply with any term, provision or condition set forth in Article 3 of this Supplemental Indenture, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Floating Rate Notes, 2028 Notes or 2049 Notes, respectively, at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver becomes effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. Nothing in this Section 2.10 shall affect the Company’s requirement to comply with Section 513 of the Base Indenture with respect to waivers of past defaults under the Base Indenture.

Section 2.11. Defeasance. The Company may elect, at its option at any time, pursuant to Section 402 of the Base Indenture, to have Section 403 or Section 404 in the Base Indenture, or both, apply to the Floating Rate Notes, 2028 Notes or 2049 Notes, respectively, or any principal amount thereof. Without in any way limiting the applicability of Section 404 of the Base Indenture with respect to the Notes, upon the Company’s exercise of its option to have Section 404 of the Base Indenture applied to all of the Outstanding Floating Rate Notes, 2028 Notes or 2049 Notes, (1) the Company shall also be deemed to be released from and may omit to comply with its obligations under the covenants contained in Article 3 of this Supplemental Indenture with respect to the Floating Rate Notes, 2028 Notes or 2049 Notes, respectively, and (2) the failure to comply with any such obligation, covenant, restriction, term or other provision shall not constitute (and shall be deemed not to be or result in) an Event of Default under Section 501(4) or Section 501(7) of the Base Indenture, in each case with respect to the Floating Rate Notes, 2028 Notes or 2049 Notes, respectively, on and after the date the conditions set forth in Section 405 of the Base Indenture are satisfied.

Section 2.12. Guarantees. None of the Floating Rate Notes, 2028 Notes or 2049 Notes shall be guaranteed by any Person.

ARTICLE 3

COVENANTS

Section 3.01. Additional Covenants. In addition to the covenants stated in Article Ten of the Base Indenture, the Notes will be subject to the covenants set forth in Sections 3.03 and 3.04 below. For the avoidance of doubt, the covenants set forth in Sections 3.03 and 3.04 below are solely for the benefit of the Holders of the Floating Rate Notes, 2028 Notes and 2049 Notes, and are not for the benefit of, or applicable to, any other debt securities issued under the Base Indenture or any other supplemental indenture.

Section 3.02. Definitions. The following definitions shall be applicable to Sections 3.03 and 3.04 below:

“Attributable Debt” means, at the time of determination as to any lease, the present value (discounted at the actual rate, if stated, or, if no rate is stated, the implicit rate of interest of such lease transaction as determined by the Company’s Chairman, President or any Vice Chairman, the Company’s Chief Financial Officer, any Vice President, the Company’s Treasurer or any Assistant Treasurer), calculated using the interval of scheduled rental payments under such lease, of the obligation of the lessee for net rental payments during the remaining term of such lease (excluding any subsequent renewal or other extension options held by the lessee). The term “net rental payments” means, with respect to any lease for any period, the sum of the rental and other payments required to be paid in such period by the lessee thereunder, but not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, earnings or profits or of maintenance and repairs, insurance, taxes, assessments, water rates, indemnities or similar charges; provided, however, that, in the case of any lease which is terminable by the lessee upon the payment of a penalty in an amount which is less than the total discounted net rental payments required to be paid from the later of the first date upon which such lease may be so terminated and the date of the determination of net rental payments, “net rental payments” shall include the then current amount of such penalty from the later of such two dates, and shall exclude the rental payments relating to the remaining period of the lease commencing with the later of such two dates.

“Consolidated Tangible Assets” means, on the date of determination, total assets less goodwill and other intangible assets of the Company and its consolidated subsidiaries, in each case as set forth on the most recently available consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles in the United States.

“Debt” means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

“Manufacturing Subsidiary” means any Subsidiary (A) substantially all the property of which is located within the continental United States of America, (B) which owns a Principal Domestic Manufacturing Property and (C) in which the Company’s investment, direct or indirect and whether in the form of equity, debt, advances or otherwise, is in excess of $2,500,000,000 as shown on the consolidated books of the Company as of the end of the fiscal year immediately preceding the date of determination; provided, however, that “Manufacturing Subsidiary” shall not include any Subsidiary which is principally engaged in leasing or in financing installment receivables or otherwise providing financial or insurance services to the Company or others or which is principally engaged in financing the Company’s operations outside the continental United States of America.

“Mortgage” means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

“Principal Domestic Manufacturing Property” means all real property located within the continental United States of America and constituting part of any manufacturing plant or facility owned and operated by the Company or any Manufacturing Subsidiary, together with such manufacturing plant or facility (including all plumbing, electrical, ventilating, heating, cooling, lighting and other utility systems, ducts and pipes attached to or constituting a part thereof, but excluding all trade fixtures (unless such trade fixtures are attached to the manufacturing plant or facility in a manner that does not permit removal therefrom without causing substantial damage thereto), business machinery, equipment, motorized vehicles, tools, supplies and materials, security systems, cameras, inventory and other personal property and materials), unless, in the opinion of the Board of Directors of the Company, such manufacturing plant or facility is not of material importance to the total business conducted by the Company and its consolidated affiliates as an entity.

“Subsidiary” means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

Section 3.03. Limitation on Liens. For the benefit of the Notes, the Company will not, nor will the Company permit any Manufacturing Subsidiary to, issue or assume any Debt secured by a Mortgage upon any Principal Domestic Manufacturing Property of the Company or any Manufacturing Subsidiary or upon any shares of stock or indebtedness of any Manufacturing Subsidiary (whether such Principal Domestic Manufacturing Property, shares of stock or indebtedness are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance or assumption of any such Debt that the Notes (together with, if the Company shall so determine, any other indebtedness of the Company or such Manufacturing Subsidiary ranking equally with the Notes and then existing or thereafter created) shall be secured equally and ratably with such Debt, unless the aggregate amount of Debt issued or assumed and so secured by Mortgages, together with all other Debt of the Company and its Manufacturing Subsidiaries which (if originally issued or assumed at such time) would otherwise be subject to the foregoing restrictions, but not including Debt permitted to be secured under clauses (i) through (vii) of the immediately following paragraph, does not at the time exceed 15% of the Consolidated Tangible Assets of the Company.

The above restrictions shall not apply to Debt secured by:

(i) Mortgages on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Manufacturing Subsidiary;

(ii) Mortgages on property existing at the time of acquisition thereof or to secure the payment of all or any part of the purchase or construction price of property, or to secure Debt incurred for the purpose of financing all or part of the purchase or construction price of property or the cost of improvements on property, which Debt is incurred prior to, at the time of, or within 180 days after the later of such acquisition or completion of such improvements or construction or commencement of full operation of such property;

(iii) Mortgages securing Debt of a Manufacturing Subsidiary owing to the Company or to another Manufacturing Subsidiary;

(iv) Mortgages on property of a corporation existing at the time such corporation is merged or consolidated with the Company or a Manufacturing Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Manufacturing Subsidiary;

(v) Mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the property subject to such Mortgages (including, without limitation, Mortgages incurred in connection with pollution control, industrial revenue or similar financing);

(vi) Mortgages existing on September 10, 2018; or

(vii) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in the foregoing clauses (i) to (vi) or in this clause (vii); provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

Section 3.04. Limitation on Sales and Lease-Backs. For the benefit of the Notes, the Company will not, nor will the Company permit any Manufacturing Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company or any Manufacturing Subsidiary of any Principal Domestic Manufacturing Property owned by the Company or any Manufacturing Subsidiary on September 10, 2018 (except for temporary leases for a term of not more than five years and except for leases between the Company and a Manufacturing Subsidiary or between Manufacturing Subsidiaries), which property has been or is to be sold or transferred by the Company or such Manufacturing Subsidiary to such person, unless either:

(i) the Company or such Manufacturing Subsidiary would be entitled, pursuant to the provisions of Section 3.03 above, to issue, assume, extend, renew or replace Debt secured by a Mortgage upon such property at least equal in amount to the Attributable Debt in respect of such arrangement without equally and ratably securing the Notes; provided, however, that from and after the date on which such arrangement becomes effective the Attributable Debt in respect of such arrangement shall be deemed for all purposes under Section 3.03 above and this Section 3.04 to be Debt subject to the provisions of Section 3.03 above (which provisions include the exceptions set forth in clauses (i) through (vii) of Section 3.03 above); or

(ii) the Company shall apply an amount in cash equal to the Attributable Debt in respect of such arrangement within 180 days of the effective date of any such arrangement to either (or a combination) of (i) the retirement (other than any mandatory retirement or by way of payment at maturity) of Debt of ours or any Manufacturing Subsidiary (other than Debt owned by the Company or any Manufacturing Subsidiary) which by its terms matures at or is extendible or renewable at the option of the obligor to a date more than twelve months after the date of the creation of such Debt, or (ii) the purchase, construction or development by the Company or a Manufacturing Subsidiary of other comparable property.

ARTICLE 4

FORM OF NOTES

Section 4.01. Form of Notes.

(a) The Floating Rate Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form set forth in Exhibit A-1 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such Floating Rate Notes, as evidenced by the execution thereof. All Floating Rate Notes shall be in fully registered form.

(b) The 2028 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form set forth in Exhibit A-2 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2028 Notes, as evidenced by the execution thereof. All 2028 Notes shall be in fully registered form.

(c) The 2049 Notes and the Trustee’s certificate of authentication thereon shall be substantially in the form set forth in Exhibit A-3 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the signatory authorized by the Company to execute such 2049 Notes, as evidenced by the execution thereof. All 2049 Notes shall be in fully registered form.

Section 4.02. Global Securities.Upon their original issuance, the Floating Rate Notes, 2028 Notes and 2049 Notes shall each be issued in the form of one or more permanent global notes in definitive, fully registered form without interest coupons (the “Global Securities”) and shall constitute “Global Securities” under the Base Indenture. Each such Global Security shall be duly executed by the Company, shall be authenticated and delivered by the Trustee and shall be initially registered in the name of Cede & Co. as nominee for the Depositary. DTC shall be the initial Depositary for the Floating Rate

Notes, 2028 Notes and 2049 Notes upon their original issuance. Beneficial interests in the Global Securities will be shown on, and transfers will only be made through, the records maintained by the Depositary, its members or its direct or indirect participants, including Euroclear and Clearstream (collectively, the “Agent Members”).

The Agent Members shall have no rights under the Base Indenture or the Supplemental Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Securities. The Depositary or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

(a) (i) Transfers of Global Securities shall be limited to transfer in whole, but not in part, to the Depositary, its successors or their respective nominees, except as provided in the Base Indenture. Interests of beneficial owners in the Global Securities may be transferred or exchanged in the name of any Person other than the Depositary or its nominee only in accordance with the applicable rules and procedures of the Depositary and the applicable provisions of Section 311 of the Base Indenture. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 304 and 306 of the Base Indenture. A Global Security may not be exchanged for another Note other than as provided in this Section 4.02(b) or the Base Indenture.

(ii) At such time as all beneficial interests in a particular Global Security have been exchanged for Notes that are issued, under the circumstances permitted under the Base Indenture and this Supplemental Indenture, in the name of a Person other than the Depositary or its nominee (a “Definitive Security”) or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with Section 309 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of the same series or for Definitive Securities, or is being surrendered by the Company for cancellation after redemption, repurchase or other acquisition by the Company, the principal amount of Notes represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Security Registrar or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security of the same series, such other Global Security shall be increased accordingly and an endorsement shall be made on such other Global Security by the Security Registrar or by the Depositary at the direction of the Trustee to reflect such increase.

(b) Each Note certificate evidencing the Global Securities shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01. Original Issue of Notes.

(a) The Floating Rate Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such Floating Rate Notes as in such Company Order provided.

(b) The 2028 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2028 Notes as in such Company Order provided.

(c) The 2049 Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such 2049 Notes as in such Company Order provided.

ARTICLE 6

MISCELLANEOUS

Section 6.01. Ratification of Base Indenture. The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture shall apply solely with respect to the Notes and not to any other series of Securities issued under the Base Indenture.

Section 6.02. Trustee Not Responsible for Recitals. The recitals herein contained are made solely by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity, sufficiency or adequacy of this Supplemental Indenture.

Section 6.03. Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York in the United States. EACH OF THE COMPANY, THE TRUSTEE AND EACH HOLDER OF THE NOTES BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 6.04. Separability Clause. In case any provision in the Base Indenture, this Supplemental Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.06. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 6.07. Calculation Agent. All calculations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company, the Trustee under the Indenture and the Holders of the Floating Rate Notes. So long as Three-Month LIBOR is required to be determined with respect to the

Floating Rate Notes, there shall at all times be a Calculation Agent (unless the Company has appointed an IFA to determine an Alternative Rate in accordance with paragraph (iii) of the definition of “Three-Month LIBOR”). In the event that any then-acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Three-Month LIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company may either (i) appoint the Company or any Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent or (ii) appoint an IFA to determine an Alternative Rate in accordance with paragraph (iii) of the definition of “Three-Month LIBOR”. The provisions of this Section 6.07 shall apply solely with respect to the Floating Rate Notes and are not applicable to the 2028 Notes or the 2049 Notes.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the date first above written.

GENERAL MOTORS COMPANY

By:	/s/ Manish Gulati
Name: Manish Gulati
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

EXHIBIT A-1

[FORM OF FLOATING RATE SENIOR NOTE DUE 2021]

[Global Security Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-1-1

GENERAL MOTORS COMPANY

Floating Rate Senior Notes due 2021

CUSIP No.: 37045V AR1

ISIN No.: US37045VAR15

No. [ ]	$[ ]

GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[     ] ([     ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]1 on September 10, 2021, and to pay interest thereon from September 10, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears, at a floating rate per annum, reset quarterly on each Interest Reset Date, equal to Three-Month LIBOR, as determined as of the applicable Interest Determination Date for the Initial Interest Period and for each subsequent Interest Period, plus 0.900%, as calculated by the Calculation Agent, until the principal hereof is paid or made available for payment. The Interest Payment Dates on which such interest shall be payable are March 10, June 10, September 10 and December 10, commencing on December 10, 2018, but if any Interest Payment Date (other than the maturity date of the Floating Rate Notes) is not a Business Day, such Interest Payment Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the maturity date of this Note falls on a day that is not a Business Day, the payment of principal and interest will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the maturity date of this Note. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

[1]	To be included in Global Securities.

A-1-2

Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-3

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: September 10, 2018

GENERAL MOTORS COMPANY

By:
Name:
Title:

A-1-4

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: September 10, 2018

A-1-5

[REVERSE OF NOTE]

1. This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Base Indenture”), and the Fifth Supplemental Indenture relating to the Notes dated as of September 10, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $450,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2. The Notes are not subject to optional redemption prior to maturity.

3. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Base Indenture are complied with.

4. The Base Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Base Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section 1006 of the Base Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

A-1-6

As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

6. The Base Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

7. As provided in the Indenture and subject to certain limitations set forth in the Indenture (including the limitations in Section 311 of the Base Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[This Note is a Global Security and is subject to the provisions of the Base Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Base Indenture on transfers and exchanges of Global Securities.]1

[1]	To be included in Global Securities.

A-1-7

8. This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

A-1-8

SCHEDULE OF INCREASES OR DECREASES1

The following increases and decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

[1]	To be included in Global Securities.

A-1-9

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                     agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-1-10

EXHIBIT A-2

[FORM OF 5.000% SENIOR NOTE DUE 2028]

[Global Security Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-2-1

GENERAL MOTORS COMPANY

5.000% Senior Notes due 2028

CUSIP No.: 37045V AS9

ISIN No.: US37045VAS97

No. [ ]	$[ ]

GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[     ] ([     ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]1 on October 1, 2028, and to pay interest thereon from September 10, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2019, at the rate of 5.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[1]	To be included in Global Securities.

A-2-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: September 10, 2018

GENERAL MOTORS COMPANY

By:
Name:
Title:

A-2-3

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: September 10, 2018

A-2-4

[REVERSE OF NOTE]

1. This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Base Indenture”), and the Fifth Supplemental Indenture relating to the Notes dated as of September 10, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $750,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2. At any time prior to July 1, 2028, the Company may at any time and from time to time, in whole or in part, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed, redeem the Notes at a redemption price equal to the greater of the following amounts: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) as determined by the Company, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of payments of interest accrued as of the applicable redemption date), discounted to the applicable redemption date on a semiannual basis at a rate equal to the sum of the Treasury Rate plus 35 basis points.

On or after July 1, 2028, the Company may, at any time and from time to time, in whole or in part, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed, redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

The redemption price for any Notes redeemed pursuant to this Section 2 shall include accrued and unpaid interest, if any, on the principal amount of such Notes up to, but not including, the redemption date. The applicable redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months. Unless the Company defaults in the payment of the applicable redemption price, on and after the applicable redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

The provisions of Article Eleven of the Base Indenture shall apply to any redemption of the Notes.

A-2-5

For purposes of this Section 2, the following terms shall have the following specified meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, as determined by the Company, (A) the average of the five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations or (B) if the Company obtains fewer than five Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC and their respective successors, unless any of them ceases to be a primary United States Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer and (ii) two other nationally recognized investment banking firms that are Primary Treasury Dealers as selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated as of the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

3. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Base Indenture are complied with.

4. The Base Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Base Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section

A-2-6

1006 of the Base Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

6. The Base Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

7. As provided in the Indenture and subject to certain limitations set forth in the Indenture (including the limitations in Section 311 of the Base Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

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Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[This Note is a Global Security and is subject to the provisions of the Base Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Base Indenture on transfers and exchanges of Global Securities.]1

8. This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

[1]	To be included in Global Securities.

A-2-8

SCHEDULE OF INCREASES OR DECREASES1

The following increases and decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

[1]	To be included in Global Securities.

A-2-9

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint             agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-2-10

EXHIBIT A-3

[FORM OF 5.950% SENIOR NOTE DUE 2049]

[Global Security Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-3-1

GENERAL MOTORS COMPANY

5.950% Senior Notes due 2049

CUSIP No.: 37045V AT7

ISIN No.: US37045VAT70

No. [ ]	$[ ]

GENERAL MOTORS COMPANY, a corporation duly organized and existing under the laws of Delaware (the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $[     ] ([     ] DOLLARS)[, as revised by the Schedule of Increases and Decreases attached hereto,]1 on April 1, 2049, and to pay interest thereon from September 10, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2019, at the rate of 5.950% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[1]	To be included in Global Securities.

A-3-2

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated: September 10, 2018

GENERAL MOTORS COMPANY

By:
Name:
Title:

A-3-3

This Note is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated: September 10, 2018

A-3-4

[REVERSE OF NOTE]

1. This Note is one of a duly authorized issue of Securities of the Company (the “Notes”), issued and to be issued in one or more series under the Indenture, dated as of September 27, 2013 (as supplemented prior to the date hereof, the “Base Indenture”), and the Fifth Supplemental Indenture relating to the Notes dated as of September 10, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, such series initially limited in aggregate principal amount to $900,000,000; provided that the Company may at any time and from time to time, without the consent of any Holder, issue additional Notes of this series.

All terms which are used but not defined in this Note and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

2. At any time prior to October 1, 2048, the Company may at any time and from time to time, in whole or in part, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed, redeem the Notes at a redemption price equal to the greater of the following amounts: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) as determined by the Company, the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (not including any portion of payments of interest accrued as of the applicable redemption date), discounted to the applicable redemption date on a semiannual basis at a rate equal to the sum of the Treasury Rate plus 45 basis points.

On or after October 1, 2048, the Company may, at any time and from time to time, in whole or in part, on at least 30 days’ but not more than 60 days’ prior notice mailed to the registered email or physical address of each Holder of Notes to be redeemed, redeem the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed.

The redemption price for any Notes redeemed pursuant to this Section 2 shall include accrued and unpaid interest, if any, on the principal amount of such Notes up to, but not including, the redemption date. The applicable redemption price will be calculated assuming a 360-day year consisting of twelve 30-day months. Unless the Company defaults in the payment of the applicable redemption price, on and after the applicable redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

The provisions of Article Eleven of the Base Indenture shall apply to any redemption of the Notes.

A-3-5

For purposes of this Section 2, the following terms shall have the following specified meanings:

“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of selection and in accordance with customary market practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date, as determined by the Company, (A) the average of the five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations or (B) if the Company obtains fewer than five Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Reference Treasury Dealer” means (i) each of Barclays Capital Inc., Deutsche Bank Securities Inc. and SG Americas Securities, LLC and their respective successors, unless any of them ceases to be a primary United States Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer and (ii) two other nationally recognized investment banking firms that are Primary Treasury Dealers as selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 5:00 p.m., New York City time, on the third Business Day preceding that redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated as of the third Business Day preceding the redemption date, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

3. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless the provisions of Article Eight of the Base Indenture are complied with.

4. The Base Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture and the Notes at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Base Indenture and the Supplemental Indenture also contain provisions (including the provisions in Section

A-3-6

1006 of the Base Indenture and Section 2.10 of the Supplemental Indenture) permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and the Notes and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holders of Notes shall be conclusive and binding upon such Holders and upon all future Holders of the Notes and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

5. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared, or shall immediately become, due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holders of the Notes shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder or hereunder, unless certain conditions set forth in the Indenture are met. The foregoing shall not apply to any suit instituted by the Holder of the Notes for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

6. The Base Indenture and the Supplemental Indenture contain provisions for defeasance at any time of the entire indebtedness of the Notes or certain restrictive covenants and Events of Default with respect to such Notes, in each case upon compliance with certain conditions set forth in the Indenture.

7. As provided in the Indenture and subject to certain limitations set forth in the Indenture (including the limitations in Section 311 of the Base Indenture), the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

A-3-7

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

[This Note is a Global Security and is subject to the provisions of the Base Indenture and the Supplemental Indenture relating to Global Securities, including the limitations in Section 311 of the Base Indenture on transfers and exchanges of Global Securities.]1

8. This Note and the Indenture shall be governed by and construed in accordance with the law of the State of New York in the United States.

[1]	To be included in Global Securities.

A-3-8

SCHEDULE OF INCREASES OR DECREASES1

The following increases and decreases in this Global Security have been made:

Date	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Registrar

[1]	To be included in Global Securities.

A-3-9

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature Guarantee:

Date:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

A-3-10